EXHIBIT 99.2
                            MANAGEMENT CERTIFICATION


I, Gary W. Havener, certify that:

   1.   I have reviewed this quarterly report on Form 10-QSB of PHAZAR CORP;

   2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statement were made, not misleading with respect to the period covered by this quarterly report;

   3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

   4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

             a) designed such disclosure controls and  procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

             b) evaluated  the  effectiveness  of  the  registrant's  disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the"Evaluation Date"); and

             c) presented in this quarterly  report  our  conclusions  about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

    5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

             a) all  significant  deficiencies  in  the design or  operation  of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

             b) any fraud, whether or not material, that involves management  or other employees who have a significant role in the registrant's internal controls; and




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    6.   The registrant's other certifying officers and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation,
         including   any   corrective   actions   with  regard  to   significant
         deficiencies and material weaknesses.



                                                PHAZAR CORP




Date:  April 14, 2003                           /s/ Gary W. Havener
                                                -------------------------------
                                                Gary W. Havener, President
                                                and Principal Executive Officer







































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